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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
PLD Telekom Inc.:


    We consent to the use of our report dated March 21, 1997 incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.


                                          /s/ KPMG LLP

                                          KPMG LLP
                                          Chartered Accountants


Calgary, Canada
September 24, 1999